UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

Home Point Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39964	90-1116426
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 616-6866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 16, 2022, Home Point Financial Corporation (“HPF”), a wholly owned subsidiary of Home Point Capital Inc. (the “Company”), as seller, entered into a Second Amended and Restated Master Repurchase Agreement (the “Agreement”) with TIAA, FSB, a federal savings association (“TIAA”), as buyer, which further amended and restated the Amended and Restated Master Repurchase Agreement, dated as of September 18 , 2020 between HPF and TIAA (as amended, restated, or otherwise modified from time to time, the “Existing MRA”).

The Agreement extended the termination date of the Existing MRA to September 14, 2023, decreased the maximum purchase amount provided for under the Existing MRA from $500.0 million to $200.0 million, and effected certain other technical changes to the Existing MRA, including removing references to multiple buyers and the administrative agent and replacing them with references to TIAA as the sole buyer.

TIAA or certain affiliates of TIAA may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business for which they may receive customary fees and reimbursement of expenses.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1+
Second and Amended and Restated Master Repurchase Agreement dated as of September 16, 2022 by and among Home Point Financial Corporation, as seller and TIAA, FSB, a federal savings association, as buyer.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

+
Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: September 22, 2022	By:	/s/ Mark S. Elbaum
	Name:	Mark S. Elbaum
	Title:	Chief Financial Officer